                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                             GARTNER GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              [Gartner Group Logo]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 28, 1999

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gartner Group, Inc., a Delaware corporation (the "Company"), will be held on Thursday, January 28, 1999, at 9:00 A.M., local time, at the Intercontinental Hotel, 111 East 48th Street, New York, New York for the following purposes:

     1. To elect eight directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To approve the amendment to the Company's 1991 Stock Option Plan to increase the number of shares of Class A Common Stock available for issuance.

     3.  To approve the Company's 1998 Long Term Stock Option Plan.

     4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the 1999 fiscal year.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on December 4, 1998 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the meeting may vote in person if he or she has returned a proxy.

                                          By Order of the Board of Directors

                                          /s/ John F. Halligan

                                          John F. Halligan
                                          Executive Vice President, Chief
                                          Financial Officer, Treasurer and
                                          Corporate Secretary

Stamford, Connecticut
December 23, 1998

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                              GARTNER GROUP, INC.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 28, 1999

     The enclosed Proxy is solicited on behalf of the Board of Directors of Gartner Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, January 28, 1999, at 9:00 A.M. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Intercontinental Hotel, 111 East 48th Street, New York, New York.

     The proxy solicitation materials were mailed on or about December 23, 1998 to all stockholders of record on December 4, 1998.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary, Gartner Group, Inc., P.O. Box 10212, 56 Top Gallant Road, Stamford, Connecticut 06904, or by attending the meeting and voting in person.

RECORD DATE AND NUMBER OF SHARES OUTSTANDING

     Stockholders of record at the close of business on December 4, 1998 are entitled to vote at the Annual Meeting. There were 101,738,703 shares of Class A Common Stock, par value $0.0005 per share (the "Class A Common Stock") issued and outstanding on December 4.

VOTING AND SOLICITATION

     Proxies that are properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this proxy is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

     With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on the other proposals and will be counted as present for the purposes of determining the existence of a quorum regarding such items.

     Each share of Class A Common Stock is entitled to one vote per share. The affirmative vote of a majority of the shares of Class A Common Stock present in person or represented by proxy is required for the approval of any matters voted upon at the meeting or any adjournment thereof, other than the election of directors. The election of directors will require the affirmative vote of a plurality of the shares of Class A Common Stock present in person or represented by proxy. A quorum of stockholders is constituted by the presence, in person or by proxy, of holders of record of Class A Common Stock representing a majority of the aggregate number of votes entitled to be cast. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum. With respect to the election of directors, abstentions and broker non-votes will not be considered in determining whether nominees have received the vote of a plurality. With respect to the other matters to be voted upon at the meeting or any adjournment thereof, abstentions will have the effect of a negative vote and broker non-votes will have no effect on the outcome of the vote.

     The expense of the solicitation of proxies for this meeting, including the cost of the mailing, will be borne by the Company. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward materials to the beneficial owners of shares of Class A Common Stock held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred when the solicitation materials are forwarded.

     The Company has retained Morrow & Co., Inc., at an estimated cost of $7,500, to assist in the Company's solicitation of proxies from brokers, nominees, institutions and individuals.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Secretary, Gartner Group, Inc., P.O. Box 10212, 56 Top Gallant Road, Stamford, Connecticut 06904 no later than August 25, 1999.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     A board of eight directors is to be elected at the Annual Meeting. The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting entitled to vote in the election of directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's eight nominees named below. Except for Mr. Clifford, all nominees are presently directors of the Company. Mr. Clifford has been elected a director effective January 1, 1999. All nominees have indicated their willingness to serve. However, if any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

NAME                           AGE                       PRINCIPAL OCCUPATION
----                           ---                       --------------------
                                     Chairman of the Board of Directors and Chief Executive
Manuel A. Fernandez..........  52    Officer
William T. Clifford..........  52    President and Chief Operating Officer
William O. Grabe.............  60    General Partner, General Atlantic Partners
John P. Imlay................  62    Chairman, Imlay Investments, Inc.
Max D. Hopper................  64    Retired Chairman of SABRE Technology Group
Stephen G. Pagliuca..........  43    Managing Partner, Bain Capital Inc.
Dennis G. Sisco..............  52    Partner, Behrman Capital
Robert E. Weissman...........  58    Chairman and Chief Executive Officer, IMS Health Incorporated

     There is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected as a nominee, except as follows. Messrs. Imlay and Weissman are designees of IMS Health Incorporated ("IMS Health"). See "Certain Relationships and Transactions -- Relationship with IMS Health Incorporated". Also, Mr. Fernandez' and Mr. Clifford's employment agreements with the Company provide that they will be included on the Company's slate of nominees to be elected to the Board. See "Executive
Compensation -- Employment Agreements". There is no family relationship among any directors or executive officers of the Company.

     MR. FERNANDEZ has served as Chairman of the Board of Directors since April 1996, as Chief Executive Officer since April 1991, as Director since January 1991, and as President from January 1991 through September 1997. Mr. Fernandez will retire as Chief Executive Officer on December 31, 1998, but will remain Chairman of the Board. Prior to joining the Company, he was President and Chief Executive Officer of Dataquest, Incorporated. Before joining Dataquest, Mr. Fernandez was President and Chief Executive Officer of Gavilan Computer Corporation, a laptop computer manufacturer, and Zilog, Incorporated, a semiconductor manufacturing company. Mr. Fernandez holds a bachelors degree in electrical engineering from the University of Florida, and completed post-graduate work in solid state engineering at the University of Florida and in business administration at the Florida Institute of Technology. Mr. Fernandez is also on the board of directors of Brunswick Corporation, Getty Communications P.L.C., SACIA (Southwestern Area Commerce and Industry Association of Connecticut) and Norwalk Community-Technical College (Norwalk, Connecticut).

     MR. CLIFFORD has served as President since October 1997 and as Chief Operating Officer of the Company since April 1995. He has been elected Chief Executive Officer effective January 1, 1999. Mr. Clifford served as President, Gartner Group Research from October 1995 through September 1997, and Executive Vice President, Operations of the Company from October 1993 through September 1997. Prior to joining the Company, Mr. Clifford served as President, Central Division and Senior IT Executive for Product Development for ADP Corp., a payroll service provider. Previously, Mr. Clifford was Executive Vice President and Chief Operating Officer of Applied Data Research, a supplier of computer software. Mr. Clifford holds a bachelors degree in Economics from the University of Connecticut. Mr. Clifford serves on the board of directors of ProBusiness Services, Inc.

     MR. GRABE has served as a Director of the Company since April 1993. He has been with General Atlantic Partners, an investment firm, since March 1992 and he has been a General Partner of General Atlantic Partners since January 1994. Prior to that, he was a Special Partner of General Atlantic Partners beginning in April 1993. From February 1984 until March 1992, Mr. Grabe was a corporate officer at IBM Corporation. Mr. Grabe is also a director of Compuware Corporation, a computer systems software corporation; LHS Group, Inc.; TDS GmbH; MARCAM Corporation, an enterprise resource planning software provider for process manufacturing companies; and BAAN Company N.V., an enterprise resource planning system provider for open systems and client-server environments. He is also on the board of directors of several privately held companies in the computer software and services industry. Mr. Grabe holds a B.S. degree in Engineering from New York University and a M.B.A. degree from the University of California at Los Angeles.

     MR. IMLAY has served as a Director of the Company since April 1993. Mr. Imlay is a designee of IMS Health and has served on the board of directors of IMS Health since June 1998 and of Cognizant Corporation from October 1996 through June 1998. He was Chairman of Dun & Bradstreet Software Services, Inc., a software company, from January 1990 until November 1996. Prior to that he was Chairman and Chief Executive Officer of Management Science America, Inc., a predecessor of Dun & Bradstreet Software Services, Inc. He presently is Chairman of Imlay Investments, Inc., and serves on the board of the Atlanta Falcons, Metromedia International Group, Inc. and several other organizations. Mr. Imlay holds a bachelors degree in Industrial Management from the Georgia Institute of Technology.

     MR. HOPPER has served as a Director of the Company since January 1994. In 1995, he founded Max D. Hopper Associates, Inc., a consulting firm specializing in creating benefits from the strategic use of advanced information systems. He is the retired chairman of the SABRE Technology Group and served as Senior Vice President for American Airlines, both units of AMR Corporation. Mr. Hopper serves on the board of directors of Metrocall, Inc., Payless Cashways Inc., VTEL Corporation, USDATA Corporation, Inc., Exodus Communications, Inc., United Stationers Inc., and Worldtalk Corporation. Mr. Hopper holds a bachelors degree in Mathematics from the University of Houston.

     MR. PAGLIUCA has been a Director of the Company since July 1990. He was a founding partner of Information Partners Capital Fund, L.P. (the "Fund") and has served as its Managing Partner since 1989. He is also a Managing Director of Bain Capital, Inc., an investment firm with which the Fund is associated. Prior to 1989, Mr. Pagliuca was a partner at Bain & Company, where he managed client relationships in the information services, software, credit services and health care industries. He is on the board of directors of Vivra Corporation, Dade Behring, Inc., Epoch Senior Living, Inc., Jostens Learning, Coram Health Care, Medical Specialties Group, Inc., Physio Control, Wesley Jessen Visioncare, Inc., and Physicians Quality Care, Inc. (PQC). Mr. Pagliuca is a certified public accountant, holds a B.A. degree from Duke University and a M.B.A. degree from the Harvard Business School.

     MR. SISCO has been a Director of the Company since October 1990. Since January 1998 he has been a partner in Behrman Capital, a private equity firm. From January 1997 through December 1997, he served as the President of Storm Ridge Capital, a venture capital firm. From 1988 to February 1997, Dun & Bradstreet Corporation and Cognizant Corporation employed him in various capacities, most recently as Executive Vice President of Cognizant Corporation with responsibility for several operating units as well as business development. Mr. Sisco also serves as a Director of Aspect Development, Inc., Oasis Healthcare Holdings and TSI International Software Ltd. Mr. Sisco holds a B.A. degree from Western Maryland College.

     MR. WEISSMAN has been a Director of the Company since April 1997 and is a designee of IMS Health. Since June 1998 he has been Chairman and Chief Executive Officer of IMS Health, and prior to that he was Chairman and Chief Executive Officer of Cognizant Corporation from July 1996 through June 1998. Previously, Mr. Weissman was Chairman and Chief Executive Officer of Dun & Bradstreet Corporation from April 1995 until October 1996, after serving as President and Chief Operating Officer since January 1985. He is a Director of State Street Boston Corporation and Vice Chairman of the Board of Trustees of Babson College. Mr. Weissman holds a B.A. degree from Babson College.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held five meetings during fiscal
1998.

     The Audit Committee held four meetings during fiscal 1998. The Audit Committee consisted of Messrs. Hopper, Imlay and Weissman through August 23, 1998 and consists of Messrs. Hopper, Pagliuca and Sisco since August 24, 1998. The Audit Committee assists the Board in fulfilling its oversight responsibilities by meeting regularly with the Company's independent auditors and operating and financial management personnel. The Audit Committee reviews the audit performed by the Company's independent auditors and reports the results of such audit to the Board. The Audit Committee reviews the Company's annual financial statements and all material financial reports provided to the stockholders; reviews the Company's internal auditing, accounting and financial controls; and reviews the Company's policies governing compliance with laws, regulations, rules of ethics and conflicts of interest.

     The Compensation Committee held four meetings during fiscal 1998. Messrs. Grabe, Pagliuca and Sisco served on the Committee through August 23, 1998 and Messrs. Grabe, Imlay and Weissman serve on the Committee since August 24, 1998. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policies, establishes and approves salaries paid to the executive officers of the Company and administers the Company's Employee Stock Purchase Plan, 1991 Stock Option Plan, Long Term Stock Option Plan and 1996 Long Term Stock Option Plan. The Compensation Committee will also administer the 1998 Long Term Stock Option Plan, if such plan is approved by the stockholders (see Proposal Three). As part of this administration function, the Compensation Committee reviews and approves all stock option grants to employees.

     The Corporate Governance Committee, which currently consists of Messrs. Grabe, Hopper and Pagliuca, held two meetings during fiscal 1998. The Corporate Governance Committee reviews issues regarding the governance of the Company.

     The Board of Directors currently has no nominating committee or committee performing a similar function.

     Each director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 1998 and
(ii) the total number of meetings of all committees of the Board of Directors held during fiscal 1998 while such director served on such committee.

                               EXECUTIVE OFFICERS

     Listed below are the executive officers of the Company as of September 30, 1998:

NAMES                                  AGE                            TITLE
-----                                  ---                            -----
Manuel A. Fernandez..................  52     Chairman of the Board of Directors and Chief Executive
                                              Officer
William T. Clifford..................  52     President and Chief Operating Officer
E. Follett Carter....................  56     Executive Vice President, President, Distribution
                                              Services and Chief Marketing Officer
John F. Halligan.....................  51     Executive Vice President, Chief Financial Officer,
                                              Treasurer and Corporate Secretary
Michael D. Fleisher..................  33     Executive Vice President and President, Emerging
                                              Businesses

     MR. FERNANDEZ has served as a Director of the Company since January 1991, as Chief Executive Officer since April 1991, and as Chairman of the Board since April 1996. He was President of the Company from January 1991 until September 30, 1997. For more information on Mr. Fernandez' business experience, see the description provided above under "Election of Directors."

     MR. CLIFFORD has served as President of the Company since October 1997 and Chief Operating Officer of the Company since April 1995. He was President, Gartner Group Research from October 1995 through September 1997 and Executive Vice President, Operations of the Company from October 1993 through September 1997. Mr. Clifford has been elected Chief Executive Officer effective January 1, 1999. For more information on Mr. Clifford's business experience, see the description provided above under "Election of Directors."

     MR. CARTER has been with the Company since November 1988 and has been President, Gartner Group Distribution Services since October 1995, Chief Marketing Officer of the Company since April 1995 and Executive Vice President since July 1993. From April 1991 to July 1993, he was Senior Vice President, Sales and Marketing; from May 1990 to March 1991, he was Vice President, Sales; and from November 1988 to April 1990, he was Vice President and Service Director of Electronic Output Strategies. Mr. Carter holds a bachelors degree from Case Western Reserve and a M.B.A. degree in Finance and Marketing from Columbia University.

     MR. HALLIGAN has been Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary since September 1991. Prior to joining the Company, Mr. Halligan spent more than 22 years at General Electric Company in a variety of financial management roles, including Staff Vice President, Finance at GE Communications and Services from May 1988 to September 1991. Mr. Halligan holds a bachelors degree in Economics from Providence College. Mr. Halligan currently serves on the board of directors of the Stamford Chapter of the American Red Cross and Top of the Tree Baking Company.

     MR. FLEISHER has been an Executive Vice President of the Company and President, Emerging Businesses since November 1996. From October 1995 through October 1996, he was Senior Vice President, Emerging Businesses; from October 1994 to September 1995, he was Vice President Worldwide Events; from February 1994 to September 1994 he was Vice President of Business Development; and from April 1993 through January 1994 he was director of Strategic Planning. Mr. Fleisher's previous business experience includes working as an associate at Information Partners, a venture capital firm, from 1990 to 1993. Mr. Fleisher holds a bachelors degree in Economics from Wharton School of Business.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Two of the members of the Compensation Committee, Messrs. Imlay and Weissman, serve on the board of directors of IMS Health and are designees of IMS Health to the Company's Board. Mr. Imlay is also a member of the Compensation Committee of IMS Health.

COMPENSATION OF DIRECTORS

     Except for Mr. Weissman, each non-employee director of the Company receives an annual retainer of $10,000 plus $1,000 for each Board meeting attended in person. In addition, each non-employee director of a standing committee of the Board receives an additional annual retainer fee of $3,000 plus $350 for each committee meeting attended. Non-employee directors, except Mr. Weissman, also receive options under the Company's 1993 Director Stock Option Plan. Pursuant to the Plan, each non-employee director is automatically granted an option to purchase 15,000 shares of Class A Common Stock on the date the individual first becomes a director and is automatically granted an option to purchase 3,000 shares of Class A Common Stock on March 1 of each year, if the individual has been a non-employee director for at least six months. Options are granted at 100% of the fair market value of the Class A Common Stock on the date of the grant. Each option becomes exercisable in three equal installments on each of the first three anniversaries of the date of grant. Each option has a term of five years. Except in the case of death or disability, each option terminates ninety days after the optionee ceases to be a non-employee director, but is exercisable only to the extent exercisable when such person ceases to be a non-employee director. Mr. Weissman receives no compensation for serving as a director.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers during the 1998 fiscal year (collectively, the "Named Executive Officers"), information concerning compensation paid for services to the Company in all capacities during the fiscal year ended September 30, 1998, as well as total compensation paid to the Named Executive Officers for the Company's previous two fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                ANNUAL            ------------------
                                                            COMPENSATION(1)             AWARDS
                                               FISCAL    ---------------------        SECURITIES
NAME AND PRINCIPAL POSITION                     YEAR      SALARY     BONUS(2)     UNDERLYING OPTIONS
---------------------------                    ------    --------    ---------    ------------------
Manuel A. Fernandez..........................   1998     $400,000    $320,000           60,000
  Chairman of the Board of Directors and        1997     $350,000    $700,000          108,500
  Chief Executive Officer                       1996     $270,000    $700,000           45,000
William T. Clifford..........................   1998     $300,000    $150,000          120,000
  President and Chief Operating Officer         1997     $250,000    $300,000           77,500
                                                1996     $220,000    $260,000           10,000
E. Follett Carter............................   1998     $235,000    $ 75,000           30,000
  Executive Vice President, President,          1997     $220,000    $240,000           77,500
     Distribution
  Services and Chief Marketing Officer          1996     $200,000    $320,000           27,000
John F. Halligan.............................   1998     $235,000    $125,000           30,000
  Executive Vice President, Chief Financial     1997     $215,000    $240,000           77,500
     Officer,
  Treasurer and Corporate Secretary             1996     $185,000    $250,000           18,000
Michael D. Fleisher..........................   1998     $230,000    $130,000           60,000
  Executive Vice President and President,       1997     $200,000    $180,000           77,500
  Emerging Businesses                           1996     $148,640    $200,000           10,000

---------------
(1) Excludes certain perquisites and other personal benefits, such as car allowances, life insurance premiums, and savings and investment plan contributions by the Company. These amounts, in the aggregate, did not exceed the lesser of $50,000 or 10 percent of the total annual salary and bonus for such executive officer.

(2) Includes bonus awards earned for performance in the fiscal year noted even though such amounts are payable in the subsequent year. Excludes bonus awards paid in the fiscal year noted but earned in prior years.

OPTIONS GRANTED AND OPTIONS EXERCISED IN THE LAST FISCAL YEAR

     The following tables set forth information regarding stock options granted to and exercised by the Named Executive Officers during the last fiscal year, as well as options held by such officers as of September 30, 1998, the last day of the Company's 1998 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                     POTENTIAL REALIZABLE
                                                                                                   VALUE AT ANNUAL RATES OF
                                                                                                   STOCK PRICE APPRECIATION
                                                     INDIVIDUAL GRANTS                                FOR OPTION TERM(3)
                            --------------------------------------------------------------------   -------------------------
                                NUMBER OF
                                SECURITIES        % OF TOTAL OPTIONS    EXERCISE OR
                                UNDERLYING       GRANTED TO EMPLOYEES   BASE PRICE    EXPIRATION
NAME                             OPTIONS            IN FISCAL YEAR       PER SHARE       DATE          5%            10%
----                        ------------------   --------------------   -----------   ----------   -----------   -----------
Manuel A.
  Fernandez..........  (1)        60,000                 1.19%            $31.66       10/9/07     $1,032,230    $2,768,956
William T.
  Clifford...........  (1)        60,000                 1.19%            $31.66       10/9/07     $1,032,230    $2,768,956
                       (2)        60,000                 1.19%            $31.66       10/9/07     $1,032,230    $2,768,956
E. Follett Carter....  (1)        30,000                 0.59%            $31.66       10/9/07     $  516,115    $1,384,478
John F. Halligan.....  (1)        30,000                 0.59%            $31.66       10/9/07     $  516,115    $1,384,478
Michael D.
  Fleisher...........  (1)        30,000                 0.59%            $31.66       10/9/07     $  516,115    $1,384,478
                       (2)        30,000                 0.59%            $31.66       10/9/07     $  516,115    $1,384,478

---------------
(1) Each of these options was granted pursuant to the Company's 1991 Stock Option Plan and is subject to the terms of such plan. The options become exercisable in three equal installments on each of the first three anniversaries of the date of grant.

(2) Each of these options was granted pursuant to the Company's Long Term Stock Option Plan and is subject to the terms of such plan. The options become exercisable five years from the date of grant subject to acceleration of vesting and exercisability upon the achievement of certain annual and cumulative performance targets for fiscal years 1998, 1999 and 2000.

(3) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full option terms. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future increases in the price of its Class A Common Stock.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                               SHARES                   OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(1)
                              ACQUIRED       VALUE      ---------------------------   ---------------------------
NAME                         ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         -----------   ----------   -----------   -------------   -----------   -------------
Manuel A. Fernandez........    280,000     $9,144,946      93,990        239,510      $  519,738     $1,378,733
William T. Clifford........     50,000     $1,562,500     104,770        305,250      $1,170,287     $2,048,544
E. Follett Carter..........     20,000     $  567,812     160,250        159,250      $1,968,220     $  991,544
John F. Halligan...........    105,000     $3,124,446     107,350        165,650      $1,101,305     $1,104,843
Michael D. Fleisher........     41,200     $1,342,534      59,750        159,350      $  693,660     $  529,471

---------------
(1) The values for "in-the-money" options represent the difference between the exercise price of the options and the closing price of the Company's Class A Common Stock on September 30, 1998, which was $20.88 per share.

EMPLOYEE BENEFIT PLANS

     1991 Stock Option Plan. Each Named Executive Officer is entitled to participate in the Company's 1991 Stock Option Plan (the "1991 Option Plan"). The 1991 Option Plan was adopted by the Board of Directors in March 1991 and approved by the stockholders in April 1991. In April 1998, the Board of Directors adopted an amendment, subject to shareholder approval (see Proposal
Two) to the 1991 Plan to increase the number of shares reserved for issuance thereunder by 10,000,000 shares. A total of 22,800,000 shares of Class A Common Stock have been reserved for issuance under the 1991 Option Plan, and if Proposal Two is approved, a total of 32,800,000 shares of Class A Common Stock will be approved for issuance under the 1991 Option Plan.

     Long Term Stock Option Plan. Each Named Executive Officer is entitled to participate in the Company's Long Term Stock Option Plan (the "1994 Long Term Plan"). The 1994 Long Term Plan was adopted by the Board of Directors and approved by the stockholders in October 1994. A total of 6,560,000 shares of Class A Common Stock has been reserved for issuance under the 1994 Long Term Plan.

     1996 Long Term Stock Option Plan. Each Named Executive Officer is entitled to participate in the Company's 1996 Long Term Stock Option Plan (the "1996 Long Term Plan"). The 1996 Long Term Plan was adopted by the Board of Directors in October 1996 and approved by the stockholders in January 1997. A total of 1,800,000 shares of Class A Common Stock has been reserved for issuance under the 1996 Long Term Plan.

     1998 Long Term Stock Option Plan. Each Named Executive Officer is entitled to participate in the Company's 1998 Long Term Stock Option Plan (the "1998 Long Term Plan"), if the plan is approved by the stockholders (see Proposal Three). A total of 2,500,000 shares of Class A Common Stock has been reserved for issuance under the 1998 Long Term Plan.

     Employee Stock Purchase Plan. Each Named Executive Officer is entitled to participate in the Company's Employee Stock Purchase Plan (the "Purchase Plan"). The stockholders adopted the Purchase Plan in February 1993. A total of 4,000,000 shares of Class A Common Stock has been reserved for issuance under the Purchase Plan.

EMPLOYMENT AGREEMENTS

     During fiscal 1998, Mr. Fernandez served as Chairman and Chief Executive Officer of the Company pursuant to the terms of employment agreements with the Company. An employment agreement entered in April 1997, as amended in October 1997 (together, the "1997 Agreement"), provided that he would serve as Chairman and Chief Executive Officer of the Company through October 1, 2000 at a salary in fiscal 1998 determined by the Board or the Compensation Committee, in their sole discretion. In February 1998, Mr. Fernandez and the Company entered into a new employment agreement which was amended in August 1998 (together, the "1998 Agreement"). The 1998 Agreement provided that Mr. Fernandez would serve as Chief Executive Officer through December 31, 1998 and as Chairman through October 1, 2000 and contained substantially similar terms as the 1997 Agreement, except that Mr. Fernandez' fiscal 1998 salary was set at $400,000, subject thereafter to annual adjustments by the Board or the Compensation Committee, in their sole discretion. Under both the 1997 Agreement and the 1998 Agreement, Mr. Fernandez was entitled to participate in the Company's executive bonus program, with the annual target bonus established by the Board or the Compensation Committee in their sole discretion, payable based on achievement of specified Company and individual objectives. The target bonus for fiscal 1998 had been set at $400,000 prior to entering into the 1998 Agreement. Both the 1997 Agreement and the 1998 Agreement contained provisions relating to the termination of Mr. Fernandez' employment with the Company.

     Mr. Fernandez entered into an employment agreement with the Company effective November 12, 1998 (the "Fernandez Agreement"). Under the Fernandez Agreement, Mr. Fernandez will continue to serve as Chairman and Chief Executive Officer of the Company through December 31, 1998 and as Chairman through October 1, 2000, unless the term of the Fernandez Agreement is extended by consent of the parties. During the term of the Fernandez Agreement, Mr. Fernandez will be included on the Company's slate of nominees to be elected to the Board of Directors.

     The Fernandez Agreement provides for a base salary of $400,000 for fiscal 1999 and thereafter it is subject to annual adjustments by the Board or the Compensation Committee, in their sole discretion. Mr. Fernandez is entitled to participate in the Company's executive bonus program and the annual target bonus will be established by the Board or the Compensation Committee in their discretion and shall be payable based on achievement of specified Company and individual objectives. The target bonus of $400,000 for fiscal 1999 had been set prior to entering into the Fernandez Agreement.

     Mr. Fernandez' employment is at will and may be terminated by him or the Company upon sixty days' notice. If, during the term of the Fernandez Agreement, the Company terminates the employment of Mr. Fernandez involuntarily without Business Reasons (as defined in the Fernandez Agreement) or if a Constructive Termination (as defined in the Fernandez Agreement) occurs, he will be entitled to receive his salary and vacation accrued through the Termination Date (as defined in the Fernandez Agreement), salary for three years (one year in case of termination within one year following a Change in Control (as defined in the Fernandez Agreement)), 100% of his target bonus for the fiscal year in which the termination occurs, a pro rata share (based on the proportion of the year during which he was employed) of the bonus that would have been payable in excess of the target bonus for the year in which the termination occurs, 100% of the target bonus for the fiscal year following termination, acceleration of vesting of all outstanding stock options, Time Accelerated Restricted Stock ("TARPS") and other equity arrangements subject to vesting, group health benefits until age 55, auto benefits for one year, and if such termination occurs within 12 months following a Change in Control, forgiveness of all outstanding principal and interest due to the Company under indebtedness incurred to purchase shares of Company stock. Payments of salary and bonus will cease if Mr. Fernandez violates the terms of the non-competition provisions contained in the Fernandez Agreement during the three years following termination. If a Change of Control occurs during the term of the Fernandez Agreement, Mr. Fernandez will be entitled to receive immediately salary and vacation accrued through the Termination Date, plus three year's salary then in effect, three times maximum target bonus for the fiscal year in which the Change in Control occurs, acceleration in full of vesting of all outstanding stock options, TARPS and other equity arrangements subject to vesting, group health benefits until age 55, auto benefits for one year, forgiveness of all outstanding principal and interest due to the Company under indebtedness incurred to purchase shares of Company stock, except that if he violates the terms of the non-competition provisions contained in the Fernandez Agreement, he will be required to repay to the Company any amounts received as salary or bonus with respect to any period following the termination of his employment. If Mr. Fernandez voluntarily terminates his employment, or if the Company terminates it for Business Reasons, he will not receive any salary or bonus thereafter.

     In February 1998, each of Messrs. Clifford, Carter, Halligan and Fleisher (collectively, the "Executive Officers") entered into an employment agreement with the Company (the "Executive Officer Agreements"). Under the Executive Officer Agreements, each of the Executive Officers agreed to serve the Company in their then-current capacities through October 1, 2000 and each Executive Officer Agreement would automatically renew for subsequent one-year periods unless the Executive Officer or the Company provided written notice of its termination of the Executive Officer Agreement.

     The Executive Officer Agreements provided for base salaries of $300,000, $235,000, $235,000 and $230,000 for Messrs. Clifford, Carter, Halligan and Fleisher, respectively, for fiscal 1998, subject thereafter to annual adjustments by the Board or the Compensation Committee, in their sole discretion. Each Executive Officer was entitled to participate in the Company's executive bonus program, with the annual target bonus established by the Board or the Compensation Committee in their discretion, payable based on achievement of specified Company and individual objectives. The target bonuses for fiscal year 1998 had been set at $250,000, $210,000, $170,000 and $150,000 for Messrs.
Clifford, Carter, Halligan and Fleisher, respectively, prior to entering into the Executive Officer Agreements. The Executive Officer Agreements contained provisions relating to the termination of the Executive Officers' employment with the Company.

     Mr. Clifford entered into a new employment agreement with the Company effective November 12, 1998 (the "Clifford Agreement"). Under the Clifford Agreement, Mr. Clifford will continue to serve as President of the Company through December 31, 1998 and shall serve as President and Chief Executive Officer of the Company through October 1, 2000. The Clifford Agreement shall automatically renew for subsequent one year periods unless Mr. Clifford or the Company provides written notice of its termination of the Clifford Agreement. During the term of the Clifford Agreement, Mr. Clifford will be included on the Company's slate of nominees to be elected to the Board of Directors.

     The Clifford Agreement provides for a base salary of $375,000 for fiscal 1999 and thereafter it is subject to annual adjustments by the Board or the Compensation Committee, in their sole discretion. Mr. Clifford is entitled to participate in the Company's executive bonus program and the annual target bonus will be established by the Board or the Compensation Committee in their discretion and shall be payable based on achievement of specified Company and individual objectives. The target bonus of $325,000 for fiscal 1999 had been set prior to entering into the Clifford Agreement.

     Mr. Clifford's employment is at will and may be terminated by him or the Company upon fourteen days' notice. If, during the term of the Clifford Agreement, the Company terminates the employment of Mr. Clifford involuntarily without Business Reasons (as defined in the Clifford Agreement) or if a Constructive Termination (as defined in the Clifford Agreement) occurs, he will be entitled to receive his base salary and vacation accrued through the Termination Date (as defined in the Clifford Agreement), plus base salary for one year, any bonus payment previously fixed and declared by the Board or the Compensation Committee and not previously paid, and group health benefits for 18 months. If, during the term of the Clifford Agreement, a Change in Control (as defined in the Clifford Agreement) occurs, he will be entitled to receive immediately his base salary and vacation accrued through the Termination Date, plus base salary for three years at the current rate, an amount equal to three times his maximum target bonus for the fiscal year in which the Change in Control occurs, acceleration in full of vesting of all outstanding stock options, TARPS and other equity arrangements subject to vesting, forgiveness of all outstanding principal and interest due to the Company under indebtedness incurred to purchase shares of capital stock of the Company, group health benefits for 18 months, and if employment is terminated within 12 months of a Change in Control, outplacement services. Payments of salary and bonus will cease if Mr. Clifford violates the terms of the non-competition provisions contained in the Clifford Agreement during the three years following termination and he will be required to repay to the Company any amounts received as salary or bonus with respect to any period following the termination of his employment. If Mr. Clifford voluntarily terminates his employment, or if the Company terminates it for Business Reasons, he will not receive any salary or bonus thereafter.

     Each of Messrs. Carter, Halligan and Fleisher (collectively, the "Other Executive Officers") has also entered into a new employment agreement with the Company effective November 12, 1998 (the "Other Executive Officer Agreements"). Under the Other Executive Officer Agreements, each of the Other Executive Officers will continue to serve the Company in their current capacities through October 1, 1999, and each Other Executive Officer Agreement shall automatically renew for subsequent one year periods unless the Other Executive Officer or the Company provides written notice of its termination of the Other Executive Officer Agreements.

     The Other Executive Officer Agreements provide for base salaries of $255,000, $250,000 and $250,000 for Messrs. Carter, Halligan and Fleisher, respectively, for fiscal 1999 and thereafter the base salaries are subject to annual adjustments by the Board or the Compensation Committee, in their sole discretion. Each Other Executive Officer is entitled to participate in the Company's executive bonus program and the annual target bonus will be established by the Board or the Compensation Committee in their discretion and shall be payable based on achievement of specified Company and individual objectives. The target bonuses of $220,000, $180,000 and $180,000 for Messrs. Carter, Halligan and Fleisher, respectively, for fiscal 1999 had been set prior to entering into the Other Executive Officer Agreements.

     Each of the Other Executive Officer's employment is at will and may be terminated by him or the Company upon fourteen days' notice. If, during the term of the Other Executive Officer Agreements, the Company terminates the employment of an Other Executive Officer involuntarily without Business Reasons (as defined in the Other Executive Officer Agreements) or if a Constructive Termination (as defined in the

Other Executive Officer Agreements) occurs, he will be entitled to receive his base salary and vacation accrued through the Termination Date (as defined in the Other Executive Officer Agreements), plus base salary for one year, any bonus payment previously fixed and declared by the Board or the Compensation Committee and not previously paid, and group health benefits for 18 months. If, during the term of the Other Executive Officer Agreement, a Change in Control occurs, he will be entitled to receive immediately his base salary and vacation accrued through the Termination Date (as defined in the Other Executive Officer Agreements), plus base salary for two years at the current rate, an amount equal to two times his maximum target bonus for the fiscal year in which the Change in Control occurs, acceleration in full of vesting of all outstanding stock options, TARPS and other equity arrangements subject to vesting, forgiveness of all outstanding principal and interest due to the Company under indebtedness incurred to purchase shares of capital stock of the Company, group health benefits for 18 months, and if employment is terminated within 12 months of a Change in Control, outplacement services. Payments of salary and bonus will cease if the Other Executive Officer violates the terms of the non-competition provisions contained in the Other Executive Officer Agreement during the three years following termination and he will be required to repay to the Company any amounts received as salary or bonus with respect to any period following the termination of his employment. If an Other Executive Officer voluntarily terminates his employment, or if the Company terminates it for Business Reasons, he will not receive any salary or bonus thereafter.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board has delegated to the Compensation Committee the responsibility for establishing and administering the Company's executive compensation plans, subject to Board approval of major new compensation programs and the Chief Executive Officer's compensation. In discharging these responsibilities, the Committee consults with outside compensation consultants, attorneys and other specialists.

     The Company's compensation philosophy is that cash compensation should be substantially linked to the short-term performance of the Company and that longer-term incentives, such as stock options and stock ownership, should be aligned with the Company's objective to enhance stockholder value over the long term. The Company believes that the use of stock options and stock ownership links the interest of officers and employees of the Company to the interest of the stockholders. In addition, the Compensation Committee believes that the total compensation package must be competitive with other companies in the industry to ensure that the Company can continue to attract, retain and motivate key executives who are critical to the long-term success of the Company.

     Compensation for the Company's executive officers consists of three principal components: base salary, cash bonuses and stock options.

     Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions based on the Compensation Committee's periodic surveys of the industry.

     Cash Bonuses. The Company's executive cash bonus plan is designed to reward executive officers for the financial performance of the Company during the year. Under the plan, cash bonuses are determined based upon the Company's achievement against specified financial performance objectives, as well as the executive officer's achievement of individual performance objectives. This plan emphasizes the Compensation Committee's belief that, when the Company is successful, the executives should be appropriately compensated. Conversely, if the Company is not profitable, no bonuses are paid absent extraordinary circumstances. Each individual executive officer's portion of the total bonus pool is determined by a formula that is specified at the start of the fiscal year based on the executive's base salary and the Committee's assessment of the executive's contribution to the Company. In addition to cash bonuses, the Company has a Profit Sharing Plan under which a specified percentage of operating profit is set aside for equal distribution among all employees, including executives.

     Stock Options. The principal equity compensation components of executive compensation are options granted under the Company's stock option programs. Stock options are generally granted when an executive joins the Company, with additional options granted from time to time for promotions and performance. The

Compensation Committee believes that the stock option participation provides a method of retention and motivation for the senior level executives of the Company and also aligns senior management's objectives with long-term stock price appreciation. Executives are also eligible to participate in a payroll deduction employee stock purchase plan pursuant to which stock may be purchased at 85 percent of the lower of the closing sale price for the Class A Common Stock reported on a national market system at the beginning or end of each six-month offering (up to a maximum stock value of $25,000 per calendar year or 10 percent of salary, whichever is less).

     CEO Compensation. The Compensation Committee, subject to Board approval, determines compensation of the Company's Chief Executive Officer. Mr. Fernandez' compensation package in 1998 consisted of the same benefits program as other executive officers, as itemized above, including base salary, cash bonus, stock options and other executive and employee benefit programs. Mr. Fernandez received no material compensation or benefits in 1998 not provided to all executive officers. Mr. Fernandez' compensation package was designed, however, to provide for a higher proportion of his compensation to be dependent on Company performance as compared to other executive officers. Mr. Fernandez' bonus declined in fiscal 1998 since the Company's performance targets were only partially met. The Committee has also sought to provide to Mr. Fernandez incentive to promote long-term stockholder value, through Mr. Fernandez' participation in the Company's stock option programs.

     Other elements of executive compensation include participation in a Company-wide life insurance program, including a supplemental life insurance program and long-term disability insurance program. Executives are also eligible for Company-wide medical benefits and participation in a 401(k) plan under which the Company provides matching contributions to all employees.

                                          COMPENSATION COMMITTEE OF THE
                                          BOARD OF DIRECTORS

                                          William O. Grabe
                                          John P. Imlay
                                          Robert E. Weissman

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

     The following graph sets forth the Company's total cumulative stockholder return as compared to the Nasdaq Stock Market Index ("Nasdaq Index"), The S & P 500 Index and the Hambrecht & Quist Technology Index ("H&Q Technology Index") for the fiscal years ended September 30, 1998. Total stockholder return assumes $100 invested on October 5, 1993, the date of the Company's initial public offering, in the Class A Common Stock, the stocks represented in the Nasdaq Index, the H&Q Technology Index and on September 30, 1993 in the stocks represented in the S & P 500 Index. The S & P 500 Index is presented because on September 15, 1998 the Class A Common Stock was listed on the New York Stock Exchange. Total return also assumes reinvestment of dividends; the Company has paid no cash dividends on its Class A Common Stock.

     Historical stock price performance should not be relied upon as indicative of future stock price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        AMONG GARTNER GROUP, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
         THE S & P 500 INDEX AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

                               [Comparison Graph]

                                                 HAMBRECHT &         NASDAQ
                               GARTNER GROUP,       QUIST         STOCK MARKET
                                   INC.           TECHNOLOGY         (U.S.)         S & P 500
10/5/93                           $ 100             $100             $100             $100
SEP-94                            $ 259             $116             $101             $104
SEP-95                            $ 595             $204             $135             $139
SEP-96                            $1236             $224             $162             $165
SEP-97                            $1091             $334             $227             $227
SEP-98                            $ 759             $310             $232             $248

* $100 invested on 10/5/93 in Class A Common Stock in Nasdaq Index and H&Q Technology Index and, on 9/30/93 in S&P 500 Index including reinvestment of dividends. Fiscal year ending September 30.

                                 PROPOSAL TWO:
             APPROVAL OF AN AMENDMENT TO THE 1991 STOCK OPTION PLAN

     The Board of Directors adopted, and the stockholders approved, the Company's 1991 Stock Option Plan (the "1991 Plan") in 1991. The 1991 Plan is designed to retain, motivate and reward eligible employees by providing such personnel long term equity participation in the Company. It is intended to provide incentive to such personnel to maximize the financial performance and long-term growth of the Company and to enable the Company to enlist and retain qualified personnel for the successful conduct of its business.

     A total of 22,800,000 shares of Class A Common Stock have been reserved for issuance under the 1991 Plan. As of November 30, 1998, awards with respect to 23,898,492 shares of Class A Common Stock had been granted under the 1991 Plan, including contingent options and shares of time accelerated restricted stock (see description of contingent options and shares of time accelerated restricted stock below), of which options to purchase 13,766,923 shares of Class A Common Stock have been exercised. In order to continue to retain, motivate and reward such personnel, the Board of Directors has approved an amendment to the Plan to increase the number of shares authorized for issuance thereunder by an aggregate of 10,000,000 additional shares, to a total of 32,800,000 shares of Class A Common Stock. If Proposal Two is approved, a total of 8,901,508 shares of Class A Common Stock would be available for future grants.

     In April 1998, the Board granted 2,101,627 stock options under the 1991 Plan that were contingent upon approval of Proposal Two. In July 1998, the Board granted an additional 503,600 stock options under the 1991 Plan that were contingent upon approval of Proposal Two. None of the contingent options were granted to the Named Executive Officers. In November 1998, the Board of Directors granted 100,000 shares of time accelerated restricted stock to Mr. Fernandez, contingent on stockholder approval of Proposal Two. If Proposal Two is not approved, the grants of contingent options and time accelerated restricted stock will be cancelled. Prior to the contingent grants of the contingent grants, IMS Health and Mr. Fernandez indicated their intention to vote for Proposal Two.

     A summary of the material features of the 1991 Plan is attached hereto as Appendix A.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (at which a quorum is present) is required for adoption of the amendment to the 1991 Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE 1991 PLAN TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE FOR ISSUANCE.

                                PROPOSAL THREE:
                APPROVAL OF THE 1998 LONG TERM STOCK OPTION PLAN

     The Board of Directors adopted the Company's 1998 Long Term Stock Option Plan (the "1998 Long Term Plan") in October 1998, subject to stockholder approval. The 1998 Long Term Plan is designed to retain, motivate and reward senior personnel by providing such personnel long term equity participation in the Company relating directly to the financial performance and long-term growth of the Company.

     The 1998 Long Term Plan provides for the grant of stock options and time accelerated restricted stock. A total of 2,500,000 shares of Class A Common Stock will be available for issuance under the 1998 Long Term Plan.

     The Board of Directors anticipates that at its meeting following the Annual Meeting it will grant awards of stock options and time accelerated restricted stock to selected senior personnel, including the Named Executive Officers, in an amount aggregating approximately 2,500,000 shares of Class A Common Stock. Any options will have an exercise price equal to the fair market value of the Class A Common Stock on the date of the grant. It is anticipated that open market purchases of Class A Common Stock will be made in an amount approximately equal to the number of shares subject to purchase upon the exercise of options and awarded as time accelerated restricted stock under the 1998 Long Term Plan, subject to certain limitations that may be imposed in connection with the transaction described under "Certain Relationships and Transactions -- Relationship with IMS Health Incorporated," although there can be no assurance at what price the Company will be able to purchase a sufficient number of shares.

     A summary of the material features of the 1998 Long Term Plan is attached hereto as Appendix B.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (at which a quorum is present) is required for adoption of the 1998 Long Term Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE 1998 LONG TERM OPTION PLAN.

                                 PROPOSAL FOUR:
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of the Company for the 1999 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. KPMG Peat Marwick LLP has audited the Company's financial statements since September 25, 1996. A representative of KPMG Peat Marwick LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (at which a quorum is present) is required to ratify the Board's selection of KPMG Peat Marwick LLP. If the stockholders reject the nomination, the Board will reconsider its selection.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1999 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                               OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, based on review of information on file with the Securities and Exchange Commission and Company stock records, with respect to beneficial ownership of the Class A Common Stock as of September 30, 1998, (i) by each person (or group of affiliated persons) which is known by the Company to own beneficially more than five percent of the Class A Common Stock, (ii) by each of the Company's directors, (iii) by each executive officer named in the Summary Compensation Table, and (iv) by all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

                                                              NUMBER OF     PERCENT OF TOTAL
BENEFICIAL OWNER                                                SHARES        VOTING STOCK
----------------                                              ----------    ----------------
IMS Health Incorporated(1)..................................  48,199,097       47.4
  200 Nyala Farms Road
  Westport, CT 06880
Manuel A. Fernandez(2)......................................     882,167        *
E. Follett Carter(3)........................................     361,021        *
John F. Halligan(4).........................................     247,528        *
Michael D. Fleisher (5).....................................     101,457        *
William T. Clifford(6)......................................     261,579        *
William O. Grabe(7).........................................     103,000        *
John P. Imlay(8)............................................      98,000        *
Max D. Hopper(9)............................................      27,200        *
Stephen G. Pagliuca(10).....................................      53,000        *
Robert E. Weissman(11)......................................       2,000        *
Dennis G. Sisco(12).........................................       5,000        *
All directors and executive officers as a group (11
  persons)(11)(12)..........................................   2,141,952       2.1

---------------
  * Less than 1%

 (1) Includes 34,223,993 shares of Class A Common Stock held by IMS Health, 13,257,728 shares of Class A Common Stock held by Enterprises Associates, Inc., a wholly-owned subsidiary of IMS Health, and 117,376 shares of Class A Common Stock held by IMS Health Licensing Associates, L.P., in which IMS Health has a majority interest. Also includes warrants to purchase 600,000 shares of Class A Common Stock held by IMS Health.

 (2) Includes 181,540 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1998. Includes 23,200 shares held by members of Mr. Fernandez' family, as to which he disclaims beneficial ownership.

 (3) Includes 218,100 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1998.

 (4) Includes 171,600 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1998. Includes 4,400 shares held by members of Mr. Halligan's family, as to which he disclaims beneficial ownership.

 (5) Includes 101,100 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1998.

 (6) Includes 228,620 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1998.

 (7) Includes 53,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1998.

 (8) Includes 53,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1997.

 (9) Includes 22,200 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1998.

(10) Includes 50,500 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1997.

(11) Excludes shares beneficially owned by IMS Health. Mr. Weissman, a director of the Company, is Chairman and Chief Executive Officer of IMS Health, and accordingly may be deemed the beneficial owner of such shares. Mr. Weissman has disclaimed such beneficial ownership.

(12) Includes 5,000 shares issuable upon the exercise of stock options and stock warrants that are exercisable within 60 days of September 30, 1998.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

RELATIONSHIP WITH IMS HEALTH INCORPORATED

     Prior to June 30, 1998, Cognizant Corporation and affiliates owned the shares included above as owned by IMS Health. On June 30, 1998, Cognizant Corporation and affiliates transferred ownership in the Company to IMS Health and affiliates. IMS Health currently has two representatives on the Board and has indicated that it does not intend to increase its Board representation in the future. The Company has announced an agreement in principle with IMS Health, which is described below, pursuant to which IMS Health would no longer have any representatives on the Board. There can be no assurances, however, that if the transaction described below is not consummated, changing business conditions or other factors will not cause IMS Health to assess its ownership interest and seek a greater representation on the Board.

     As a result of its share ownership, IMS Health may be deemed to have control over the management and affairs of the Company. Unless and until the transaction described below is consummated, IMS Health's significant ownership of the Company may have the effect of making certain transactions more difficult or impossible to consummate without the support of IMS Health, including proxy contests, mergers involving the Company, tender offers, open-market purchase programs or other purchases of Class A Common Stock that could give stockholders of the Company the opportunity to realize a premium over the then-prevailing market price for their shares of Class A Common Stock. Moreover, IMS Health's voting control could preclude or discourage a competitive bid in the event IMS Health bids to acquire the remaining shares outstanding. Accordingly, IMS Health may be able to effect an uncontested bid at a lower price to the Company's stockholders than if IMS Health did not hold a substantial equity interest in the Company. Under certain circumstances, Delaware law may impose certain duties upon IMS Health as a controlling stockholder of the Company.

     On November 12, 1998, the Company's Board of Directors approved an agreement in principle with IMS Health, which owns approximately 47.6 million or 47% of the Company's Class A Common Stock, to undertake a recapitalization of the Company and facilitate a tax-free spin-off by IMS Health of its equity position in Gartner Group, Inc. to its shareholders. As part of the recapitalization, IMS Health will exchange 40.7 million shares of Class A Common Stock for an equal number of shares of new Class B Common Stock of the Company prior to the spin-off. This new class of common stock will be entitled to elect at least 80% of the Company's Board of Directors, but will otherwise be substantially identical to existing Class A Common Stock. The Class B Common Stock will be distributed to IMS Health shareholders in a tax-free distribution. IMS Health will continue to hold 6.9 million shares of Class A Common Stock after the spin-off. It is the intention of IMS Health to sell these shares within one year of the spin-off, subject to certain conditions. In addition, the Company agreed that it would pay a one-time special cash dividend of $300.0 million to its shareholders of record immediately prior to the IMS Health spin-off. Further, the Company also agreed that it would repurchase up to $300.0 million of its common stock on the open market after the spin-off. The exchange, spin-off and special cash dividend are expected to be completed in the third quarter of fiscal 1999, subject to approval by the IRS of the tax-free status of the spin-off and approval of the recapitalization plan by the non-IMS Health shareholders of the Company. The share repurchase program will commence after the spin-off and is expected to be completed within one year.

LOANS TO EXECUTIVE OFFICERS OF THE COMPANY

     On June 4, 1997, with the Board of Directors approval, the Company provided loans totaling $7.2 million to certain executive officers to facilitate the purchase of Class A Common Stock arising out of the exercise of stock options. The loan proceeds were not used to fund the option exercise price of the Class A Common Stock acquired. The loans were full recourse obligations to the officers and were secured by shares of Class A Common Stock. The loans bore interest at an annual rate of 6.14%. On December 18, 1997, with the Board of Directors approval, the Company provided additional loans under the same conditions to the same executive officers totaling $2.5 million. The loans bore interest at an annual rate of 5.6%. On July 23, 1998, with Board of Directors' approval, the Company received 302,003 shares of Class A Common Stock in settlement of the outstanding loan balances and accrued interest due. The following table provides additional information concerning the loans:

                                                    INDEBTEDNESS AS OF JULY 23, 1998
                                                  ------------------------------------
NAME                                              PRINCIPAL     INTEREST      TOTAL*
----                                              ----------    --------    ----------
Manuel A. Fernandez.............................  $7,375,000    $265,539    $7,640,539
William T. Clifford.............................     500,000      18,453       518,453
John F. Halligan................................     762,500      27,448       789,948
E. Follett Carter...............................   1,000,000      36,018     1,036,018
                                                  ----------    --------    ----------
          Total.................................  $9,637,500    $347,458    $9,984,958
                                                  ==========    ========    ==========

---------------
* Largest amount outstanding during the fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     All reports required to be filed during fiscal year 1998 pursuant to
Section 16(a) of the Securities Exchange Act of 1934 by directors, executive officers and 10% beneficial owners were filed on timely basis, except as follows. Mr. Carter filed one late report on Form 5 to report one transaction. Mr. Clifford filed one late report on Form 5 to report two transactions. Mr. Halligan filed one late Form 4 to report six transactions and one late Form 5 to report one transaction. Mr. Fleisher filed one late Form 5 to report two transactions. Mr. Hopper filed one late report on Form 4 to report six transactions.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors of the Company may recommend.

                                 MISCELLANEOUS

     The Company's Annual Report for the fiscal year ended September 30, 1998 is being mailed to the stockholders of record concurrently with this Proxy Statement. The Company's Annual Report is not part of this Proxy Statement.

     Upon written request of any person solicited hereunder, the Company's Report on Form 10-K for the fiscal year ended September 30, 1998 as filed with the Securities and Exchange Commission may be obtained, without charge, by writing to Investor Relations, Gartner Group, Inc., P.O. Box 10212, 56 Top Gallant Road, Stamford, Connecticut 06904.

                                          THE BOARD OF DIRECTORS

                                          GARTNER GROUP, INC.

Stamford, Connecticut
December 23, 1998

                                                                      APPENDIX A

                   DESCRIPTION OF THE 1991 STOCK OPTION PLAN

     General. The Company's 1991 Stock Option Plan (the "1991 Option Plan") was adopted by the Board of Directors in March 1991 and approved by the stockholders in April 1991. The 1991 Option Plan authorizes the Board of Directors (the "Board"), or one or more committees which the Board may appoint from among its members (the "Committee"), to grant (1) stock options, (2) stock purchase rights, (3) stock appreciation rights ("SARs") and (4) Long-Term Performance Awards. A total of 22,800,000 shares of Common Stock has been reserved for issuance under the 1991 Option Plan. Options granted under the 1991 Option Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or the Committee.

     Purpose. The general purpose of the 1991 Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, consultants and officers to promote the success of the Company's business.

     Administration. The 1991 Option Plan may be administered by the Board or the Committee. Subject to the other provisions of the 1991 Option Plan, the Board has the authority to: (i) interpret the plan and apply its provisions;
(ii) prescribe, amend or rescind rules and regulations relating to the plan;
(iii) select the persons to whom options and SARs are to be granted; (iv) determine the number of shares to be made subject to each option and SAR; (v) determine whether and to what extent options and SARs are to be granted; (vi) prescribe the terms and conditions of each option and SAR (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option or stock purchase agreement to be entered into between the Company and the grantee);
(vii) amend any outstanding option or SAR subject to applicable legal restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option or SAR; and (ix) take any other actions deemed necessary or advisable for the administration of the 1991 Option Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all holders of options or SARs and on all persons deriving their rights therefrom.

     Eligibility. The 1991 Option Plan provides that options and SARs may be granted to the Company's employees and consultants (as such terms are defined in the Option Plan). Incentive stock options may be granted only to employees. Any optionee who owns more than 10 percent of the combined voting power of all classes of outstanding stock of the Company (a "10% Stockholder") is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110 percent of the fair market value of the Common Stock on the date of grant.

     Terms and Conditions of Options. Each option granted under the 1991 Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

          (a) Exercise Price. The Board or Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to 10% Stockholders, the exercise price under an incentive stock option must not be less than 100 percent of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, the fair market value shall be the average of the means between the high bid and low asked prices for the Common Stock on the five market trading days immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, however, that in the event the fair market value as so determined is more than 20 percent greater or more than 20 percent less than the mean between the high bid and low asked prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the mean between the high bid and low asked prices on the date of determination. If the Common Stock is traded on the over-the-counter market, the fair market value shall be the average of the closing sales prices for such stock (or the average of the closing bids, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the five market trading days immediately preceding the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the Plan deems reliable; provided, however, that in the event the fair market value as so determined is more than 20 percent greater or more than 20 percent less than the closing sales price for such stock (or the closing bid, if no sales were reported) as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the closing price (or closing bid, as applicable) on the date of determination.

          (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, a full-recourse promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, or by a combination thereof.

          (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 1991 Option Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10 percent Stockholder, the term of the option shall be for no more than five years from the date of grant.

          (d) Termination of Employment. If an optionee's employment terminates for any reason (other than death or permanent disability), the optionee may exercise his or her option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six
     (6) months (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option or SAR as set forth in the option or SAR Agreement). To the extent that the optionee was not entitled to exercise an option or SAR at the date of such termination, and to the extent that the optionee does not exercise such option or SAR (to the extent otherwise so entitled) within the time specified herein, the option or SAR shall terminate.

          (e) Permanent Disability. If an employee is unable to continue employment with the Company as a result of permanent and total disability (as defined in the Code), then all options and SARs held by such optionee under the 1991 Option Plan shall expire upon the earlier of (i) six months after the date of termination of the optionee's employment or (ii) the expiration date of the option or SAR. The optionee may exercise all or part of his or her option or SAR at any time before such expiration to the extent that such option or SAR was exercisable at the time of termination of employment.

          (f) Death. If an optionee dies while employed by the Company, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option or SAR may exercise the option or SAR, but only within six (6) months (or such lesser period as the option or SAR agreement may provide, or such longer period, not to exceed twelve (12) months, as the option or SAR agreement may provide) following the date of death, and only to the extent the optionee was entitled to exercise it at the date of death. To the extent that the optionee was not entitled to exercise an option or SAR at the time of death, and to the extent that the optionee's estate or a person who acquired the right to exercise such option does not exercise such option or SAR within the period described above, the option or SAR shall terminate.

          (g) Termination of Options. Each stock option agreement will specify the term of the option and the date when all or any installment of the option is to become exercisable. Notwithstanding the foregoing, however, the term of any incentive stock option shall not exceed 10 years from the date of grant. No options may be exercised by any person after the expiration of its term.

          (h) Nontransferability of Options. Unless the Committee determines otherwise, during an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution. The Committee may provide for the transfer of nonstatutory options by the optionee to any member of the optionees immediate family, as defined in the 1991 Option Plan. Following such transfer, the nonstatutory option will continue to be subject to the same conditions as before the transfer.

          (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

          (j) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the 1991 Option Plan as may be determined by the Board or Committee.

     Stock Appreciation Rights. The 1991 Option Plan permits the Company to grant SARs in connection with all or any part of an option, either concurrently with the grant of the option or at any time thereafter during the term of the option. The SAR shall entitle the optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related option. The optionee shall receive in exchange from the Company an amount equal to the excess of (1) the fair market value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related option. The Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limits shall not restrict the exercisability of the related option. When an SAR is exercised, the related option, to the extent surrendered, shall cease to be exercisable. An SAR may only be exercised at a time when the fair market value of the Common Stock covered by the related option exceeds the exercise price of the Common Stock covered by the related option.

     At the discretion of the Administrator, SARs may be granted without related options. Such an SAR shall entitle the optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the optionee's SAR agreement.

     Stock Purchase Rights. The 1991 Option Plan permits the Company to grant rights to purchase Common Stock either alone or in combination with other awards granted under the 1991 Option Plan or in combination with cash awards made outside of the 1991 Option Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

     Long-Term Performance Awards. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the 1991 Option Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of the Company and individual performance factors or such other criteria or combination of criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

     At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

     Adjustment Upon Changes in Capitalization; Corporate Transactions. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 1991 Option Plan, the number and class of shares of stock subject to any option or right outstanding under the 1991 Option Plan, and the exercise price of any such outstanding option or right. Any such adjustment shall be made upon approval of the Board and, if required, the stockholders of the Company, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like event involving the Company, each outstanding option and right shall be assumed or an equivalent option or right substituted by a successor corporation. If the successor corporation does not assume the options or substitute substantially equivalent options, or if the Board determines in its sole discretion that the options should not continue to be outstanding, then the exercisability of all outstanding options and rights shall be automatically accelerated. In the event of a Change in Control of the Company (as defined in the 1991 Option Plan, and which includes a merger or a sale of all or substantially all of the Company's assets), if the Board of Directors so determines in its discretion, outstanding options and rights shall have their exercisability fully accelerated and/or the option and right holders may be paid in cash the excess of the change in control price over the option or right exercise price.

     Amendments, Suspensions and Termination of the 1991 Option Plan. The Board may amend, suspend or terminate the 1991 Option Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any similar rule or statute. In any event, the 1991 Option Plan will terminate automatically in 2001.

     Federal Tax Information for 1991 Option Plan. Options granted under the 1991 Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee generally will recognize taxable income measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company may be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     Section 162(m) of the Code limits the Company's deduction for federal income tax purposes in any one fiscal year to $1,000,000 per person with respect to each of the Company's Chief Executive Officer and its four other highest paid executive officers who are employed on the last day of the fiscal year, unless the compensation was not otherwise subject to the deduction limit. Compensation which is performance-based and approved by the Company's stockholders is not subject to the deduction limit. Awards of options are deemed to be performance-based if, among other conditions, the options are granted at not less than the fair market value on the date of grant and the plan under which they are granted specifies the maximum number of shares for which options may be granted to an optionee in any fiscal year. The 1991 Option Plan provides that no optionee may be granted options with respect to more than 500,000 shares in any fiscal year, except that in connection with his or her initial employment, an optionee may be granted options with respect to 500,000 shares, which shares shall not count against the annual limit.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1991 Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                                                                      APPENDIX B

              DESCRIPTION OF THE 1998 LONG TERM STOCK OPTION PLAN

     General. The Company's 1998 Long Term Stock Option Plan (the "1998 Long Term Plan") was adopted by the Board of Directors in October 1998, subject to stockholder approval. The 1998 Long Term Plan authorizes the Board of Directors (the "Board"), or one or more committees which the Board may appoint from among its members (the "Committee"), to grant stock options and shares of restricted stock (together, "Awards"). A total of 2,500,000 shares of Common Stock has been reserved for issuance under the 1998 Long Term Plan. Options granted under the 1998 Long Term Plan may be either "Incentive Stock Options", as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Nonstatutory Stock Options, as determined by the Board or the Committee.

     Purpose. The general purpose of the 1998 Long Term Plan is to attract and retain quality personnel for positions of substantial responsibility, to create additional incentive for senior personnel of the Company by offering long term equity participation in the Company, and to promote the success of the Company's business.

     Eligibility. The 1998 Long Term Plan provides that options may be granted to the Company's senior personnel (the "Senior Managers").

     Administration. The 1998 Long Term Plan may be administered by the Board or the Committee (collectively the "Administrator"). Subject to the other provisions of the 1998 Long Term Plan, the Administrator has the authority to:
(i) determine the fair market value of the Common Stock; (ii) select the Senior Managers to whom Awards may be granted thereunder; (iii) determine whether and to what extent Awards are granted thereunder; (iv) determine the number of shares of Common Stock to be covered by each Award granted thereunder; (v) approve forms of agreement for use under the 1998 Long Term Plan; (vi) determine the terms and conditions, not inconsistent with the terms of the 1998 Long Term Plan, of any Award granted thereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine); (vii) reduce the exercise price of any option to the then current fair market value if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted; (viii) construe and interpret the terms of the 1998 Long Term Plan and Awards granted pursuant to the 1998 Long Term Plan; (ix) prescribe, amend and rescind rules and regulations relating to the 1998 Long Term Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (x) modify or amend each option, including the discretionary authority to extend the post-termination exercisability period of options longer than is otherwise provided for in the 1998 Long Term Plan;
(xi) institute an Option Exchange Program; (xii) make all other determinations deemed necessary or advisable for administering the 1998 Long Term Plan.

     Terms and Conditions of Options. Each option granted under the 1998 Long Term Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

          (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to 10% stockholders (an optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company), the exercise price under an Incentive Stock Option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the fair market value shall be the average of the closing sales prices for such stock (or the average of the closing bids, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest value of trading in Common Stock) on the five market trading days immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, however, that in the event the fair market value as so determined is more than 20% greater or more than 20% less than the closing sales prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the closing price (or closing bid, as applicable) on the date of determination. If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not provided, the fair market value of a share of Common Stock shall be the average of the means between the high bid and low asked prices for the Common Stock on the five market trading days immediately preceding the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the 1998 Long Term Plan deems reliable; provided, however, that in the event the fair market value as so determined is more than 20% greater or more than 20% less than the mean between the high bid and low asked prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the mean between the high bid and low asked prices on the date of determination. In the absence of an established market for the Common Stock, the fair market value shall be determined in good faith by the Administrator.

          (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, a promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, reduction of any Company liability to the optionee, or by a combination thereof.

          (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 1998 Long Term Plan be exercised more than 10 years after the date of grant or such shorter term as may be provided in the Notice of Grant. In the case of an Incentive Stock Option granted to an optionee who, at the time the Incentive Stock Option is granted, owns stock representing more the ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

          (d) Termination of Employment. Upon termination of an optionee's continuous status as an employee or consultant with the Company, such optionee may exercise his or her option to the extent that he or she was entitled to exercise it as of the date of such termination. Such exercise may occur only before the end of the period determined by the Administrator for exercise following termination. In the case of an Incentive Stock Option, such period shall not exceed three (3) months. In no event shall such period extend beyond the expiration date of the term of the option as set forth in the applicable option agreement. An optionee's change of status from employee to consultant shall not be treated as a termination of the optionee's continuous status as an employee or consultant, and any option held by the optionee shall remain in effect, except as provided herein below. Any Incentive Stock Option held by such optionee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status. Notwithstanding the above, within thirty (30) days after any such change of status, the Administrator may in its discretion determine that such change of status shall be treated as a termination of the optionee's continuous status as an employee or consultant. To the extent that the optionee is not entitled to exercise his or her option at the date of such termination, or if the optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate.

          (e) Disability. If an employee is unable to continue as an employee or consultant with the Company as a result of disability (as defined in the Code), then all options held by such optionee under the 1998 Long Term Plan shall expire upon the earlier of (i) twelve months after the date of termination of the optionee's employment or (ii) the expiration date of the term of such option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment. To the extent that the optionee is not entitled to exercise his or her option at the date of such termination, or if the optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate.

          (f) Death. Upon the death of an optionee, the option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such option as set forth in the Notice of Grant), by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, only to the extent that the optionee was entitled to exercise the option at the date of death. If at the time of death, the optionee was not entitled to exercise his or her entire option, the shares of Common Stock covered by the unexercisable portion of the option shall immediately revert to the 1998 Long Term Plan. If, after death, the optionee's estate or person who acquired the right to exercise the option by bequest or inheritance does not exercise the option within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the 1998 Long Term Plan.

          (g) Nontransferability of Options. Unless the Administrator determines otherwise, an option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee. The Administrator may provide for the transfer of Nonstatutory Stock Options by the optionee to any member of the optionee's immediate family, as defined in the 1998 Long Term Plan. Following such transfer, the Nonstatutory Stock Option will continue to be subject to the same conditions as before the transfer.

          (h) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's Incentive Stock Option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory stock options.

          (i) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the 1998 Long Term Plan as may be determined by the Board or Committee.

     Terms and Conditions of Restricted Stock.

     Awards of Time Accelerated Restricted Stock ("TARPS") may be made in lieu of or in addition to awards of options under the 1998 Long Term Plan. At the time an award of TARPS is made, the Administrator will establish a period (the "Restricted Period") during which transferability of the Class A Common Stock applicable to such award is restricted. Awards may provide for the termination of restrictions upon the termination of the Restricted Period and for an accelerated termination of the Restricted Period upon the attainment of performance goals. The Administrator may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any of the TARPS.

     At the time an award of TARPS is made, one or more certificates for the appropriate number of shares of Class A Common Stock will be issued in the name of the employee without the payment of any cash consideration by the employee, but the certificate(s) will be held in custody by the Company for the employee's account. The shares of Class A Common Stock evidenced by such certificate(s) may not be sold, transferred, otherwise disposed of or pledged prior to the termination of the Restricted Period. Upon lapse of the restrictions, the certificate(s) will be issued to the employee; if the restrictions do not lapse, the certificate(s) will be forfeited to the Company. The Administrator, in its sole discretion, will determine whether cash and stock dividends, if any, paid with respect to such Class A Common Stock will be paid currently to the employee or held by the Company for the employee's account subject to the same restrictions as the TARPS and whether and on what terms any dividends withheld may bear interest. Subject to the foregoing restrictions, the employee will have, commencing on the date of grant, all rights and privileges of a shareholder as to such shares of Class A Common Stock.

     Adjustments Upon Changes in Capitalization, Dissolution Liquidation, Merger or Asset Sale. In the event that the capital stock of the Company is changed by reason of recapitalization, dissolution, liquidation, merger or asset sale, the following provisions will apply:

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the 1998 Long Term Plan but as to which no Awards have yet been granted or which have been returned to the 1998 Long Term Plan upon cancellation, expiration or forfeiture of an Award, as well as the price per share of Common Stock covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an option has not been previously exercised, it will terminate immediately prior to consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any option shall terminate as of a date fixed by the Board and give each optionee the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which the option would not otherwise be exercisable.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award may be assumed or an equivalent Award may be substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Administrator may, in lieu of such assumption, provide for an optionee to have the right to exercise the option as to all or a portion of the optioned stock, including shares as to which it would not otherwise be exercisable. If the Administrator makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the optionee that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each share of stock subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an option, for each share of optioned stock subject to the option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger of sale of assets.

     Amendments, Suspensions and Termination of the 1998 Long Term Plan. The Board may amend, suspend or terminate the 1998 Long Term Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any similar rule or statute. In any event, the 1998 Long Term Plan will terminate automatically in 2008.

     Federal Tax Information for 1998 Long Term Plan.

     (a) Options. Options granted under the 1998 Long Term Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee generally will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company may be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     (b) Restricted Stock.

     An employee will not realize taxable income and the Company will not be entitled to a deduction upon the grant of TARPS, until the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code), at which time the employee will realize taxable ordinary income in an amount equal to the fair market value for such number of shares of Common Stock at that time, and the Company will be entitled to a deduction in the same amount. However, an employee may make an election to recognize taxable ordinary income in the year the TARPS is granted in an amount equal to their fair market value at the time of the grant, determined without regard to the restrictions and, in that event, the Company will be entitled to a deduction in such year in the same amount.

     Section 162(m) of the Code limits the Company's deduction for federal income tax purposes in any one fiscal year to $1,000,000 per person with respect to each of the Company's Chief Executive Officer and its four other highest paid executive officers who are employed on the last day of the fiscal year, unless the compensation was not otherwise subject to the deduction limit. Compensation which is performance-based and approved by the Company's stockholders is not subject to the deduction limit. Awards of options are deemed to be performance-based if, among other conditions, the options are granted at not less than the fair market value on the date of grant and the plan under which they are granted specifies the maximum number of shares for which options may be granted to an optionee in any fiscal year. The 1998 Long Term Plan provides that no optionee may be granted options with respect to more than 150,000 shares in any fiscal year, except that in connection with his or her initial employment, an optionee may be granted options with respect to 150,000 shares, which shares shall not count against the annual limit. Awards of restricted stock are not deemed to be performance-based and therefore will be subject to the $1,000,000 limitation on the Company's deduction for federal income tax purposes.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1998 Long Term Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                                    APPENDIX
Filed Pursuant to Instruction 3 to Item 10 of Regulation 14A under the 1934 Act

                               GARTNER GROUP, INC.

                             1991 STOCK OPTION PLAN

                 AS AMENDED BY STOCKHOLDERS ON JANUARY 28, 1999

      This 1991 Stock Option Plan is an amendment and restatement of the Gartner Group, Inc. 1991 Stock Option and Appreciation Right Incentive Compensation Plan.

      1. Purpose of the Plan. The purpose of this Stock Option Plan is to enable the Company to provide incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 8 of the Plan.

            (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Delaware corporate law and the Code.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means a Committee appointed by the Board in accordance with Section 8 of the Plan.

            (f) "Common Stock" means the Common Stock, $.0005 par value, of the Company.

            (g) "Company" means Gartner Group, Inc., a Delaware corporation, previously known as GGI Holding Corporation.

            (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

            (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, or any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Continuous Status as an Employee or Consultant, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including written Company policies) or statute or unless (in the case of Options and Rights other than Incentive Stock Options) the Administrator has expressly designated a longer leave period during which (for purposes of such Options or Rights) Continuous Status as an Employee or Consultant shall continue; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; and provided further that any vesting or lapsing of the Company's right to repurchase Shares at their original purchase price shall cease on the ninety-first (91st) consecutive day of any leave of absence approved by the Administrator and shall not recommence until such date, if any, upon which the Consultant or Optionee resumes his or her service with the Company. Continuous employment shall be interrupted and terminated for an Employee if the Employee's weekly work hours change from full time (40 hours) to part time (less than 40 hours).

            (j) "Director" means a member of the Board.

            (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                   (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair
                        Market Value of a share of Common Stock shall be the average of the closing sales prices for such stock
                        (or the average of the closing bids, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the five market trading days immediately preceding the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the Plan deems reliable; provided, however, that in the event the Fair Market Value as so determined is more than 20% greater or more than 20% less than the closing sales price for such stock (or the closing bid, if no sales were reported) as so quoted on the date of determination, then the Administrator shall be entitled to determine the Fair Market Value in good faith, at a price within the range of prices from the Fair Market Value as otherwise determined above to the closing price (or closing bid, as applicable) on the date of determination;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the average of the means between the high bid and low asked prices for the Common Stock on the five market trading days immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, however, that in the event the Fair Market Value as so determined is more than 20% greater or more than 20% less than the mean between the high bid and low asked prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the Fair Market Value in good faith, at a price within the range of prices from the Fair Market Value as otherwise determined above to the mean between the high bid and low asked prices on the date of determination;

                  (iii) In the absence of an established market for the Common
                        Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (p) "Long-Term Performance Award" means an award under Section 7 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate.

            (q) "Long-Term Performance Award Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Long-

Term Performance Award grant. The Long-Term Performance Award Agreement is subject to the terms and conditions of the Plan.

            (r) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

            (s) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

            (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (u) "Option" means a stock option granted pursuant to the Plan.

            (v) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (w) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

            (x) "Optioned Stock" means the Common Stock subject to an Option or Right.

            (y) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

            (aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (bb) "Plan" means this Stock Option Plan, formerly the 1991 Stock Option and Appreciation Right Incentive Compensation Plan.

            (cc) "Restricted Stock" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 6 below.

            (dd) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

            (ee) "Right" means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

            (ff) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

            (gg) "SAR" means a stock appreciation right granted pursuant to
Section 5 of the Plan.

            (hh) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

            (ii) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

            (jj) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 6 of the Plan, as evidenced by a Notice of Grant.

            (kk) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Shares Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the total number of Shares reserved and available for distribution under the Plan is 32,800,000 Shares. Subject to Section 10 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

      4. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

      5. Options and SARs.

            (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

                   (i) Exercise Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 5(a)(iv) below.

                        The Notice of Grant shall specify the number of Shares to which it pertains.

                  (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten
                        (10) years, from the date of grant.

                  (iii) Form of Payment. The consideration to be paid for the
                        Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

                        (1)   cash;

                        (2)   check;

                        (3)   promissory note;

                        (4) other Shares which (1) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                        (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and any broker approved by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                        (6) any combination of the foregoing methods of payment; or

                        (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

                  (iv) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                        (1) Dollar Limitation. To the extent that the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus
                        (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                        (2) 10% Stockholder. If any Optionee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Option granted to such individual:

                              (a) The per Share Option price of Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                              (b) The Option shall not have a term in excess of five (5) years from the date of grant.

                        Except as modified by the preceding provisions of this subsection 5(a)(iv) and except as otherwise limited by
                        Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                   (v) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                  (vi) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

            (b)   SARs.

                   (i) In Connection with Options. At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with
                        Options:

                        (1) The SAR shall entitle the Optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in Exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                        (2) When an SAR is exercised, the related Option, to the extent surrendered, shall cease to be exercisable.

                        (3) An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                        (4) An SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                  (ii) Independent of Options. At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                        (1) The SAR shall entitle the Optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                        (2) SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                  (iii) Form of Payment. The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

            (c) Method of Exercise.

                   (i) Procedure for Exercise; Rights as a Stockholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                        An Option may not be exercised for a fraction of a Share.

                        An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator

                        (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 5(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                  (ii) Rule 16b-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (iii) Termination of Employment or Consulting Relationship. In
                        the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six (6) months (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                  (iv) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but only within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                   (v) Death of Optionee. Notwithstanding Sections 5(c)(iii) and 5(c)(iv) above, in the event of an Optionee's death during Optionee's Continuous Status as an Employee or Consultant, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within six (6) months (or such lesser period as the Option or SAR Agreement may provide, or such longer period, not to exceed twelve (12) months, as the Option or SAR Agreement may provide) following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the full term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

           (d) The following limitations shall apply to grants of Options to
Employees:

                   (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 shares.

                   (ii) In connection with his or her initial employment, an
                        Employee may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                   (iii) The foregoing limitations shall be adjusted
                        proportionately in connection with any change in the Company's capitalization as described in Section 10.

                   (iv) If an Option is canceled in the same fiscal year of
                        the Company in which it was granted (other than in connection with a transaction describe in Section 10), the canceled Option will be counted against the limit set forth in Section 5(d)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      6.    Stock Purchase Rights.

            (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

            (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

            (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

            (d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

            (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 10 of the Plan.

      7.    Long-Term Performance Awards.

            (a) Administration. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

            At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

            (b) Adjustment of Awards. The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

      8.    Administration.

            (a)   Composition of Administrator.

                   (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are employees, (B) Officers who are not Directors and (C) Employees who are neither Directors nor Officers.

                  (ii) Administration with respect to Directors and Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (2) in such a manner as to satisfy the Applicable Laws.

                  (iii) Administration with respect to Other Persons. With
                        respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                  (iv) General. Once a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 8(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                   (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                  (ii) to select the Consultants and Employees to whom Options and Rights may be granted hereunder;

                  (iii) to determine whether and to what extent Options and
                        Rights or any combination thereof, are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Option and Right granted hereunder;

                   (v)  to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to construe and interpret the terms of the Plan;

                  (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                  (ix) to determine whether and under what circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

                   (x)  to reduce the exercise price of any Option or Right;

                  (xi) to modify or amend each Option or Right (subject to Section 16 of the Plan);

                  (xii) to authorize any person to execute on behalf of the
                        Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                  (xiii) to institute an Option Exchange Program;

                  (xiv) to determine the terms and restrictions applicable to
                        Options and Rights and any Restricted Stock; and

                  (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

      9. Transferability of Options. Unless otherwise determined by the Administrator to the contrary, Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The Administrator may, in the manner established by the Administrator, provide for the transfer of a Nonstatuatory Stock Option by the Optionee to any member of the Optionee's immediate family. In such case, the Nonstatutory Stock Option shall be exercisable only by such transferee. Following transfer, any such Nonstatutory Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section, an Optionee's "immediate family" shall mean any of the following who have acquired the Option from the Optionee through a gift or domestic relations order: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of these persons and any other entity owned solely by these persons, and such other persons and entities as shall be eligible to be included as transferees in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, filed or to be filed by the Company to register shares of Common Stock to be issued upon the exercise of Options granted pursuant to the Plan.

 .

      10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of not less than fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      11. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      12.   Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      13.  Liability of Company.

            (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 16(b) of the Plan.

      14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

      16. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

      17. Taxation Upon Exercise of Option or Right. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this
Section 17. When an Optionee incurs tax liability in connection with an Option or Right, which tax liability is subject to withholding under applicable tax laws, the Optionee may satisfy the tax withholding obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) by surrendering to the Company Shares which (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and
(ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or Right that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

      If the Optionee is an Insider, any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

            (a) the election must be made on or prior to the applicable Tax
Date;

            (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

            (c) all elections shall be subject to the consent or disapproval of the Administrator;

            (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

      18. Term of the Plan. The Plan shall expire, and no further Options shall be granted pursuant to the Plan, on April 25, 2001.

      19. Tax and Social Security Indemnity. An Optionee shall indemnify the Company against any tax arising in respect of the grant or exercise of an Option or Right which is a liability of the Optionee but for which the Company is required to account under the laws of any relevant territory. The Company may recover the tax from the Optionee in such manner as the Administrator deems appropriate, including (but without prejudice to the generality of the foregoing):

            (a) withholding shares upon the exercise of the Option and selling the same;

            (b) deducting the necessary amount from the Optionee's compensation; or

            (c) requiring the Optionee to make cash payment to the Company for such tax.

      20. Options Granted to Employees of French Subsidiaries.

            (a) Purpose. Options granted under the Plan to Employees of French subsidiaries are intended to qualify under the French regulations as provided in articles 208-1 to 208-8-2 of the French Company Act (Code des Societes). The purpose of this Section is to specify the applicable rules to Options for French Employees and shall not be applicable to any other Employee of the Company.

            (b) General. Options granted to French Employees under the Plan are subject to the provisions of the Plan and any option agreement unless otherwise provided in this Section 20.

            (c) Eligible Participants. Options may be granted exclusively to Employees of French subsidiaries as (defined in Section 2(l)) of the Plan. Payment of Director fees by the Company shall not be sufficient to constitute employment for any purposes of the Options granted to Employees of French subsidiaries. Employees of French subsidiaries may not be granted Options if, at the date of grant, they hold more than ten percent (10%) of the Common Stock of the Company. Section 5(a)(iv)(2) shall not apply to the grant of Options to French employees.

            (d) Options. Eligible Employees may be granted options as provided in Section 5(a) of the Plan. If rights or awards mentioned in Section 5(b) (Stock Appreciation Rights), Section 6 (Stock Purchase Rights) and Section 7 (Long-Term Performance Awards) of the Plan are granted to Employees of French subsidiaries, the provisions of this Section shall not apply to the Stock Appreciation Rights, Stock Purchase Rights and Long-Term Performance Awards granted.

            (e) Option Price. The exercise price of the Option shall be determined as set forth in the Plan but it shall not be less than 80% of the average Fair Market Value of the Common Stock during the twenty (20) market trading days prior to the date of the grant. The exercise price shall remain unchanged once the Option is granted. The authority of Administrator to reduce the Option exercise price, as set forth in Section 8(b)(x) of the Plan, shall, with respect to Options granted to Employees of French subsidiaries, be limited to the extend that such reduction may not be to a price less than 80% of the average Fair Market Value of the Common Stock during the twenty (20) market trading days prior to the date of such reduction.

            (f) Exercise of the Option. Upon exercise of an Option, Employees of French subsidiaries will receive Shares of Common Stock. Section 8(b)(ix) of the Plan, concerning the ability to settle the Option in cash instead of Shares of Common Stock, is not applicable to Employees of French subsidiaries.

            (g) Qualification of Plan. In order to have the Plan qualify in France, any other provision of the Plan that would not be consistent with French company law or tax law requirements shall not apply to Employees of French subsidiaries.

                                    APPENDIX

Filed Pursuant to Instruction 3 to Item 10 of Regulations 14A under the 1934 Act

                               GARTNER GROUP, INC.

                        1998 LONG TERM STOCK OPTION PLAN

                AS APPROVED BY STOCKHOLDERS ON JANUARY 28, 1999

      1. Purposes of the Plan. The purposes of this 1998 Long Term Stock Option Plan (the "Plan") are:

      - to attract and retain quality personnel for positions of substantial responsibility,

      - to create additional incentive for senior personnel of the Company by offering long term equity participation in the Company, and

      -     to promote the long-term success of the Company's business.

Awards granted under the Plan may be Options or Time Accelerated Restricted Stock. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees as shall administer the Plan in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

            (c) "Award" means a grant of Options and/or Time Accelerated Restricted Stock.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Code" means the Internal Revenue Code of 1986, as amended.

            (f) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

            (g) "Common Stock" means the Common Stock, Class A, par value $.0005, of the Company.

            (h) "Company" means Gartner Group, Inc., a Delaware corporation.

            (i) "Continuous Status as an Employee " means that the employment relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Continuous employment shall be interrupted and terminated for an Employee if the Employee's weekly work hours change from full time (40 hours) to part time (less than 40 hours).

            (j) "Director" means a member of the Board.

            (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                   (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the average of the closing sales prices for such stock (or the average of the closing bids, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the five market trading days immediately preceding the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the Plan deems reliable; provided, however, that in the event the Fair Market Value as so determined is more than 20% greater or more than 20% less than the closing sales price for such stock (or the closing bid, if no sales were reported) as so quoted on the date of determination, then the Administrator shall be entitled to determine the Fair Market Value in good faith, at a price within the range of prices from the Fair Market Value as otherwise determined above to the closing price (or closing bid, as applicable) on the date of determination;

                   (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the average of the means between the high bid and low asked prices for the Common Stock on the five market trading days immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, however, that in the event the Fair Market Value as so determined is more than 20% greater or more than 20% less than the mean between the high bid and low asked prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the Fair Market Value in good faith, at a price within the range of prices from the Fair Market Value as otherwise determined above to the mean between the high bid and low asked prices on the date of determination; or

                   (iii)In the absence of an established market for the Common
                  Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (o) "Holder" means an Employee who holds Shares of Time Accelerated Restricted Stock.

            (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (q) "Insider" means an Employee subject to Section 16 of the Exchange Act.

            (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (s) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Option Agreement or Restricted Stock Agreement, as applicable.

            (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (u) "Option" means an Award of a stock option pursuant to the Plan.

            (v) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (w) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

            (x) "Optioned Stock" means the Common Stock subject to an Option.

            (y) "Optionee" means an Employee who holds an outstanding Option.

            (z) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (aa) "Restricted Stock Agreement" means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual award of Time Accelerated Restricted Stock. The Restricted Stock Agreement is subject to the terms and conditions of the Plan.

            (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (cc) "Senior Manager" means an Employee who is an executive officer, vice president, director-level employee or senior analyst of the Company, or such other Employee as the Administrator shall deem eligible to participate in the Plan.

            (dd) "Share" means a share of Common Stock, as adjusted in accordance with Section 13 of the Plan.

            (ee) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

            (ff) "Time Accelerated Restricted Stock" means an Award of Shares pursuant to the Plan which are subject to restrictions on transferability.

      3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be subject to Awards under the Plan is 2,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future Awards under the Plan (unless the Plan has terminated). If an Award of Shares of Time Accelerated Restricted Stock is forfeited without having vested, such Shares shall become available for future Awards under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future Awards under the Plan, except that if unvested Shares of Time Accelerated Restricted Stock are reacquired by the Company and the Holder of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future Awards under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

      4. Administration of the Plan.

            (a) Procedure.

                  (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to Directors, Officers who are not Directors, and Senior Managers who are neither Directors nor Officers.

                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                  (ii) to select the Senior Managers to whom Awards may be granted hereunder;

                  (iii) to determine whether and to what extent Awards are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (v) to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any acceleration of vesting or waiver of forfeiture restrictions, any acceleration of the lapse of restrictions on the transferability of Shares of Time Accelerated Restricted Stock, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (x) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                  (xii) to modify or amend (subject to Section 15(c) of the Plan) each Restricted Stock Agreement, including the acceleration of the lapse of restrictions on the transferability of Shares of Time Accelerated Restricted Stock;

                  (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                  (xiii) to institute an Option Exchange Program; and

                  (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and Holders and any other holders of Options and Shares of Time Accelerated Restricted Stock.

      5. Eligibility. Awards may be granted to Senior Managers. If otherwise eligible, a Senior Manager who has been granted an Award may be granted additional Awards.

      6. Limitations.

            (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

            (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

            (c) The following limitations shall apply to grants of Options to
Employees:

                  (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 shares.

                  (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 150,000 Shares which shall not count against the limit set forth in subsection (i) above.

                  (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                  (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction describe in Section 13), the canceled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

      8. Term of Option. The term of each Option shall be ten (10) years from the date of grant. However, in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

      9. Option Exercise Price and Consideration.

            (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be determined by the Administrator, subject to the following:

                  (i) In the case of an Incentive Stock Option:

                        (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                        (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                   (iii)Notwithstanding the foregoing, Nonstatutory Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

            (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

            (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                  (i) cash;

                  (ii) check;

                  (iii) promissory note (on such terms and conditions as determined by the Administrator);

                  (iv) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (v) in the case of a "cashless exercise" during the trading window permitted by the Company's Insider Trading Policy, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                  (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vii) any combination of the foregoing methods of payment; or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment Relationship.

                  (i) Upon termination of an Optionee's Continuous Status as an Employee, such Optionee may exercise his or her Option to the extent that he or she was entitled to exercise it as of the date of such termination. Such exercise may occur only before the end of the period determined by the Administrator for exercise following termination. In the case of an Incentive Stock Option, such period shall not exceed three (3) months. In no event shall such period extend beyond the expiration date of the term of the Option as set forth in the Option Agreement.

                  (ii) To the extent that the Optionee is not entitled to exercise his or her Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Upon termination of an Optionee's Continuous Status as an Employee as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), only to the extent that the Optionee was entitled to exercise it at the date of such termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Death of Optionee. Upon the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      11. Transferability of Options. Unless otherwise determined by the Administrator to the contrary, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The Administrator may, in the manner established by the Administrator, provide for the transfer of a Nonstatutory Stock Option by the Optionee to any member of the Optionee's immediate family. Following transfer, any such Nonstatutory Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section, an Optionee's "immediate family" shall mean any of the following who have acquired the Option from the Optionee through a gift or domestic relations order: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of these persons and any other entity owned solely by these persons, and such other persons and entities as shall be eligible to be included as transferees in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, filed or to be filed by the Company to register shares of Common Stock to be issued upon the exercise of Options granted pursuant to the Plan.

      12. Time Accelerated Restricted Stock.

            (a) Grants of Time Accelerated Restricted Stock. Shares of Time Accelerated Restricted Stock may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will grant Time Accelerated Restricted Stock under the Plan, it shall advise the Holder in writing of the terms, conditions and restrictions related to the Award, including the number of Shares subject to the Award. The Award shall be evidenced by execution of a Restricted Stock Agreement in the form determined by the Administrator.

            (b) The Restricted Stock Agreement. The Restricted Stock Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Agreements need not be the same with respect to each Holder.

            (c) Nontransferability. Shares of Time Accelerated Restricted Stock may not be sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of the Restricted Stock Agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of the period of time restrictions on the transferability of such Shares remain in effect as set forth in the Restricted Stock Agreement, and any attempt at action in contravention of this Section shall be null and void. The lapse of restrictions on the transferability of such Shares may be accelerated upon the attainment of performance criteria as set forth in the Restricted Stock Agreement.

            (d) Termination of Employment Relationship.

                  (i) If, prior to the lapse of restrictions on transferability applicable to Shares of Time Accelerated Restricted Stock, the Holder's Continuous Status as an Employee ceases, other than as set forth in subsection (ii) below, such Shares as to which restrictions on transferability have not lapsed shall be forfeited to the Company and all rights of the Holder to such Shares shall terminate without further obligation on the part of the Company, effective on the date the Holder's Continuous Status as an Employee ceases, unless the Administrator determines otherwise.

                  (ii) If, prior to the lapse of restrictions on transferability applicable to Shares of Time Accelerated Restricted Stock, the Holder's Continuous Status as an Employee ceases as a result of the Holder's death or Disability, the restrictions on the transferability of such Shares shall lapse.

            (e) Rule 16b-3. Time Accelerated Restricted Stock granted to Insiders, and Shares acquired by Insiders in connection with an Award of Shares of Time Accelerated Restricted Stock, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3.

            (f) Rights as a Stockholder. Once Shares of Time Accelerated Restricted Stock are granted, the Holder shall have the rights equivalent to those of a stockholder, and shall be a stockholder when the Shares are entered upon the records of the duly authorized transfer agent of the Company in the name of the Holder. Certificates representing the Shares may bear a legend, if the Company deems it advisable, to the effect that they are issued subject to specified restrictions. Shares issued and transferred to a Holder pursuant to an Award shall be deposited with an officer of the Company designated by the Administrator for the Holder's account to be held until the lapse of the restrictions upon such Shares or the earlier forfeiture of the Shares to the Company in accordance with the terms of the Restricted Stock Agreement. Each Holder shall execute and deliver to the Company stock powers enabling the Company to exercise its rights hereunder.

            (g) Dividends. Dividends paid on the Shares of Time Accelerated Restricted Stock, whether in cash, stock or property, at the discretion of the Administrator, may be paid to the Holder currently or be held by the Company subject to the same restrictions on transferability as the Shares to which they relate. If such cash dividends are held subject to such restrictions on transferability, the Administrator may determine whether, and on what terms, interest may be paid on such dividends until the lapse of restrictions on transferability. If the Shares to which such dividends relate are forfeited to the Company, such dividends, including interest thereon, if any, shall likewise be forfeited to the Company without further obligation on the part of the Company.

      13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      14. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee and Holder within a reasonable time after the date of such grant.

      15. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 or Section 162(m) of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Holder, unless mutually agreed otherwise between the Optionee or Holder and the Administrator, which agreement must be in writing and signed by the Optionee or Holder and the Company.

      16. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or the grant of Shares of Time Accelerated Restricted Stock unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      17. Liability of Company.

            (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or the number of Shares of Time Accelerated Restricted Stock exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

      18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

      20. Tax and Social Security Indemnity. An Optionee or Holder shall indemnify the Company against any tax arising in respect of the grant or exercise of the Option or the grant of Shares of Time Accelerated Restricted Stock which is a liability of the Optionee or Holder but for which the Company is required to account under the laws of any relevant territory. The Company may recover the tax from the Optionee or Holder in such manner as the Administrator deems appropriate, including (but without prejudice to the generality of the foregoing):

            (a) withholding shares upon the exercise of the Option and selling the same;

            (b) deducting the necessary amount from the Optionee's or Holder's compensation; or

            (c) requiring the Optionee or Holder to make cash payment to the Company for such tax.

      21. Options Granted to Employees of French Subsidiaries.

            (a) Purpose. Options granted under the Plan to Employees of French subsidiaries are intended to qualify under the French regulations as provided in articles 208-1 to 208-8-2 of the French Company Act (Code des Societes). The purpose of this Section is to specify the applicable rules to Options for French Employees and shall not be applicable to any other Employee of the Company.

            (b) General. Options granted to French Employees under the Plan are subject to the provisions of the Plan and any option agreement unless otherwise provided in this Section 21.

            (c) Eligible Participants. Options may be granted exclusively to Employees (as defined in Section 2(l)) of the Plan) of French subsidiaries. Payment of Director fees by the Company shall not be sufficient to constitute employment for any purposes of the Options granted to Employees of French subsidiaries. Employees of French subsidiaries may not be granted Options if, at the date of grant, they hold more than ten percent (10%) of the Common Stock of the Company.

            (d) Options. Eligible Employees may be granted Options as provided in the Plan. If Shares of Time Accelerated Restricted Stock mentioned in Section 12 of the Plan are granted to Employees of French subsidiaries, the provisions of this Section shall not apply to the Shares of Time Accelerated Restricted Stock granted.

            (e) Option Price. The exercise price of the Option shall be determined as set forth in the Plan but it shall not be less than 80% of the average Fair Market Value of the Common Stock during the twenty (20) market trading days prior to the date of the grant. The exercise price shall remain unchanged once the Option is granted. The authority of Administrator to reduce the Option exercise price, as set forth in Section 8(b)(x) of the Plan, shall, with respect to Options granted to Employees of French subsidiaries, be limited to the extend that such reduction may not be to a price less than 80% of the average Fair Market Value of the Common Stock during the twenty (20) market trading days prior to the date of such reduction.

            (f) Exercise of the Option. Upon exercise of an Option, Employees of French subsidiaries will receive Shares of Common Stock. Section 4(b)(vii) of the Plan, concerning the ability to settle the Option in cash instead of Shares of Common Stock, is not applicable to Employees of French subsidiaries.

            (g) Qualification of Plan. In order to have the Plan qualify in France, any other provision of the Plan that would not be consistent with French company law or tax law requirements shall not apply to Employees of French subsidiaries.

                                     PROXY

                              GARTNER GROUP, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 28, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of GARTNER GROUP, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated December 23, 1998, and hereby appoints Manuel A. Fernandez and John F. Halligan, and each of them, Proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of GARTNER GROUP, INC. to be held at the Intercontinental Hotel, 111 East 48th Street, New York, New York on Thursday, January 28, 1999, at 9:00 a.m. local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

---------------                                                 ---------------
| SEE REVERSE |    CONTINUED AND TO BE SIGNED ON REVERSE SIDE   | SEE REVERSE |
|    SIDE     |                                                 |     SIDE    |
---------------                                                 ---------------

                                  DETACH HERE
-------------------------------------------------------------------------------

[X] Please mark                                                          ----
    votes as in                                                              |
    this example.                                                            |


1. Election of Directors
   Nominees: Manuel A. Fernandez, William T. Clifford, William O. Grabe, John P. Imlay, Max D. Hopper, Stephan G. Pagliuca, Dennis G. Sisco, Robert E. Weissman

            FOR                                  WITHHELD
            ALL      [ ]                   [ ]   FROM ALL
         NOMINEES                                NOMINEES


                                                 MARK HERE
                                                FOR ADDRESS
     [ ]                                        CHANGE AND    [ ]
                                                 NOTE BELOW
         ______________________________________
         For all nominees except as noted above

                                                  FOR   AGAINST   ABSTAIN
2. To approve the amendment to the
   Company's 1991 Stock Option Plan to            [ ]     [ ]       [  ]
   increase the number of shares of
   Class A Common Stock available for
   issuance

3. To approve the Company's 1998 Long             [ ]     [ ]       [  ]
   Term Stock Option Plan.

4. To ratify the appointment of KPMG              [ ]     [ ]       [  ]
   Peat Marwick LLP as independent
   auditors for the Company for the 1999
   fiscal year.

5. To vote or otherwise represent the shares on any and all other business which may properly come before the meeting or any adjournment or adjournments thereof, according to their discretion and in their discretion.

NOTE: Please sign exactly as your name appears on your stock certificate.
If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should sign their full title. If stockholder is a corporation, sign in full corporate name by the authorized officer.